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                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Amendment No. 2 to the Registration Statement of Response USA, Inc. on Form SB-2 of our report dated October 8, 1997 appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


                                          DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania


February 2, 1998